Provisions	12 Months Ended
Dec. 31, 2025
Provisions Abstract
Provisions

28. Provisions

The provisions amounted to €45.5 million at December 31, 2025, compared to nil at December 31, 2024. The corresponding effect in profit or loss is mainly reflected in the external outsourcing costs in the R&D expenses. During the course of 2025, there was a restructuring provision recognized for early termination of collaboration agreements as a result of the discontinuation of the small molecules activities, with an outstanding amount of €29.2 million on December 31, 2025. This outstanding provision is settled in the first quarter of 2026 because of a negotiated settlement agreement. We refer to note 37 for more information.

In addition, a restructuring provision was recognized related to expected contract terminations as a consequence of the intention to wind down the cell therapy activities of €16.3 million as we assessed that a valid expectation existed towards third party vendors at December 31, 2025. The provision is estimated based on the total amount of undelivered open purchase commitments, ongoing negotiations with collaboration partners, and confirmed potential exposure provided by our legal advisor.

Movements in each class of provision during the financial year are set out below:

	Provisions
	Restructuring small molecules programs	Restructuring cell therapy activities	Total provisions

	(Euro, in thousands)

On January 1, 2025	€—	€—	€—

Additional provision charged to profit or loss	36,330	16,324	52,654
Unused amount reversed	(712)	—	(712)
Amounts settled	(6,443)	—	(6,443)
On December 31, 2025	€29,175	€16,324	€45,499